THE BANC STOCK
                                   GROUP FUND
                          Investing in America through
                           America's community banks



                               SEMI-ANNUAL REPORT


                                August 31, 1997
                                  (UNAUDITED)


                               1150 Schrock Road
                                   Suite 437
                              Columbus, Ohio 43229

                            THE BANC STOCK GROUP FUND

             Investing in America through America's Community Banks





Dear Shareholder:

August 1, 1997, marks the day we invited the nation to invest in independent community bank stocks. Almost two years in the making, THE BANC STOCK GROUP FUND offers investors of every means the opportunity to build their wealth prudently and patiently. Please accept my personal appreciation for your investment in the fund.

As of October 7, 1997, the NAV of the fund was $11.16. During the period August 1, 1997 through October 7, 1997, the Banc Stock Group Fund had increased in value by 11.1% while the NYSE composite index had increased only 4.17%, the S&P 500 by 3.02% and the Dow Jones Industrial Average had decreased by .77%. As you can see, we are off to a terrific start.

I would also like you to know that we have wonderful professional support for the fund. A special thanks goes to the following: Donald Mendelsohn and JoAnn Strasser, attorneys at Brown, Cummins & Brown Co., L.P.A., counsel to the Fund; Michael Miola at American Data Services, Inc., transfer agent / administrator; James McCurdy at McCurdy and Associates, Auditors; Lawrence Woodcock of Star Bank, N.A., Custodial Services; and Laurence Sturtz, at Carlile Patchen & Murphy, general counsel to the Adviser.

As advocates of community bank stocks for more than twenty years, we know the value of long-term investing. We also know the value of happy customers... please tell your friends that they can request a prospectus by calling 888-BANK 595 (888-226-5595). Finally, if you have any questions, you are always welcome to call me directly at 800-733-2265.

Sincerely,

BANC STOCK GROUP FUND

/s/ Michael E. Guirlinger

MICHAEL E. GUIRLINGER
President

P.S.  The fund is an ideal gift for family members or for your IRA contribution.

                            THE BANC STOCK GROUP FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1997
                                  (UNAUDITED)
_______________________________________________________________________________

                                                             MARKET
SHARES                                                       VALUE
------                                                       -----

COMMON STOCKS - 92.21%
  2,000      Abington Bancorp, Inc. ..................      $61,000
  5,000      Access Anytime Banco, Inc. ..............       34,375
  2,000      Andover Bancorp, Inc. ...................       61,000
  4,000      Atlantic Bank, Inc. .....................       54,500
  2,000      Bank of Commerce, Inc. ..................       39,000
  1,250      Banknorth Group, Inc. ...................       62,500
  5,000      Bankunited Financial Corp. ..............       60,000
  1,000      Bar Harbor Bancshare ....................       46,500
  2,000      Bay Area Bancshares, Inc. ...............       46,250
  4,000      BNC Corp. ...............................       53,000
  1,650      BT Financial Corp. ......................       64,762
  3,000      Capital Corp of the West, Inc. ..........       40,500
  2,500      Carnegie Bancorp, Inc. ..................       55,000
  2,000      Cathay Bancorp, Inc. ....................       53,000
  2,000      Central Cooperative Bank, Inc. ..........       39,000
    500      Century Bancorp, Inc. ...................       39,750
  2,000      CFX Corp. ...............................       40,500
  1,000      Coast Bancorp, Inc. .....................       29,250
  2,000      Coastal Bancorp, Inc. ...................       59,000
  2,000      Cobancorp, Inc. .........................       54,500
  1,500      Commercial Federal, Inc. ................       63,094
  1,000      Community Bancshares Inc., VA ...........       20,750
  2,000      Community Trust Bancorp, Inc. ...........       51,000
  7,000      Comstock Bancorp, Inc. ..................       45,500
  1,000      Covest Bancshares, Inc. .................       23,125
  1,250      Crestar Financial .......................       55,859
  3,000      D&N Financial Corp., HNCK ...............       55,875
  3,000      DCB Financial, Inc. .....................       65,250
    400      DBNF Financial, Inc. ....................       17,400
    500      First Citizens Bancshares, Inc. .........       44,750
  1,500      First Citizens Corp. ....................       48,000
  3,000      First Coastal Corp. .....................       32,625
  3,000      First Financial Corp. ...................       45,750
  2,000      First Keystone Financial ................       55,500
  2,000      First Liberty Financial .................       45,000
  1,500      First Long Island, Inc. .................       67,875
  3,000      First Saving Bancorp ....................       61,875
  1,000      First Virginia Banks ....................       68,125
  4,000      FNB Rochester Corp. .....................       66,000


                                                             MARKET
 SHARES                                                      VALUE
 ------                                                      -----
  3,000      Franklin Bank, Inc. ....................       $48,000
  1,900      Heritage Oaks Bancorp, Inc. ............        31,113
  3,000      Hingham Institution for Savings, Inc. ..        72,750
  1,500      Home Federal, Inc. .....................        45,000
  2,000      Iroquois Bancorp Inc. ..................        50,000
  2,000      ITLA Capital Corp. .....................        35,500
  2,000      Klamath First Bancorp ..................        39,250
  1,500      Lake Ariel Bancorp Inc. ................        35,625
  2,000      Mahaska Investment Co. .................        53,000
  3,000      Mechanics Savings Bank, Inc. ...........        67,500
  2,000      Northern Empire, Inc. ..................        52,500
  2,600      Orange National Bancorp ................        54,925
  2,000      Pacific West Capital Inc. ..............        30,000
  2,000      Parkvale Financial, Inc. ...............        58,500
  2,000      Peoples Bancshares, Inc. ...............        33,500
  3,000      Prestige Bancorp Inc. ..................        51,000
  4,000      River Valley Bancorp ...................        66,000
  2,000      Skaneateles Bancorp, Inc. ..............        45,500
  5,000      Skyland Community Bank .................        43,125
  2,000      Summit Bank Corp. ......................        33,000
  1,000      Tomkins County Trust, Inc. .............        35,875
  1,000      Union Planters Corp. ...................        51,250
  3,000      United Security Bancorp ................        46,875
  3,000      Westerfed Financial Corp ...............        64,125
  3,000      WSFS Financial, Inc. ...................        45,375
                                                          -----------
Total Common Stocks (cost $3,114,051) ...............     3,116,028
                                                          -----------
REPURCHASE AGREEMENT -  1.57%
PRINCIPAL
AMOUNT
------
$53,000   Star Bank Repurchase Agreement, 4.90%, dated
          8/29/97, due 9/2/97, collateralized by $55,000
          GNMA II, 7.00%, due 1/20/24 (value at collateral
          is $56,186) (proceeds $53,029)(cost $53,000)....     53,000
                                                            ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

                           THE BANC STOCK GROUP FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                AUGUST 31, 1997
                                  (UNAUDITED)
                      -----------------------------------

TOTAL INVESTMENTS
  (Cost $3,167,051) (1)............................93.78%    3,169,028

OTHER INVESTMENTS LESS
  LIABILITIES...................................... 6.21%      210,052
                                                    ----       -------

TOTAL NET ASSETS...................................100.0%  $ 3,379,080
                                                  ======   ===========

(1) Federal Tax Information: At August 31, 1997 the net unrealized appreciation based on cost for Federal
     Income tax purposes of $3,167,051 was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which there was an excess of value
     over cost............................................ $    54,952

     Aggregate gross unrealized depreciation for all
     investments in which there was an excess of cost
     over value...........................................     (52,975)
                                                           -----------
     Net unrealized appreciation.......................... $     1,977
                                                           ===========

                           THE BANC STOCK GROUP FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1997
                                  (UNAUDITED)
                      -----------------------------------

ASSETS:
Investments in securities, at value
  (cost $3,167,051) (Note 2) ...............  $3,169,028
Cash .......................................          28
Receivables:
  Fund shares sold ...............$213,372
  Dividends and interest ..........  1,460       214,832
                                     -----
Deferred organization expenses .............           0
                                               ---------
    Total Assets ...........................   3,383,888

LIABILITIES:
  Due to investment advisor ......$  4,808
                                  --------
  Total Liabilities ........................       4,808
                                               ---------
Net Assets .................................  $3,379,080
                                               ---------
NET ASSETS CONSIST OF:
Capital stock, no par value;
  unlimited shares authorized;
  339,427 shares outstanding ..............   $3,375,801
Net investment income .....................        1,302
Unrealized appreciation on
investments ...............................        1,977
                                               ---------
Net Assets ................................   $3,379,080
                                               ---------

NET ASSET VALUE AND REDEMPTION
PRICE PER SHARE
  ($3,379,080 / 339,427 shares
    of capital stock outstanding)
    (Note 5 ) .............................   $     9.96
                                              ----------

COMPUTATION OF OFFERING PRICE PER SHARE
(Net asset value $9.96 / 0.96) ........       $    10.38
                                              ----------



                       SEE NOTES TO FINANCIAL STATEMENTS

                           THE BANC STOCK GROUP FUND
                            STATEMENT OF OPERATIONS
                         For the period August 1, 1997
                           (inception of operations)
                            through August 31, 1997
                                  (UNAUDITED)
                         -----------------------------

INVESTMENT INCOME:
Dividends ................................  $1,967
Interest .................................   4,143
                                             -----
Total income .............................   6,110

Expenses:
Operating expenses (Note 4) ..............   4,808
                                             -----
Total expenses ...........................   4,808
                                             -----
Net investment income ....................   1,302

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
(Note 2)
Net  realized  gain (loss) from
 investment  transactions.................    -0-
Net  unrealized appreciation  of
 investments..............................  1,977
                                            -----
Net  realized  and  unrealized  gain
on investments............................  1,977
                                            -----
Net increase in net assets resulting
from operations........................... $3,279
                                           ------


                           THE BANC STOCK GROUP FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                         For the period August 1, 1997
                           (inception of operations)
                             through August 31, 1997
                       ----------------------------------

Net investment income.....................     $1,302
Net realized gain/(loss) from investment
 transactions.............................       -0-
Net  unrealized  appreciation  of
 investments..............................      1,977
                                            ---------
Net increase in net assets resulting
 from operations..........................      3,279

Net capital share transactions (Note 5 )..  3,275,801
                                            ---------

Net increase in net assets................  3,279,080

NET ASSETS:
Beginning of period.......................    100,000

End of period (including accumulated
net investment income of $1,302).......... $3,379,080
                                           ----------


                       SEE NOTES TO FINANCIAL STATEMENTS

                           THE BANC STOCK GROUP FUND
                              FINANCIAL HIGHLIGHTS
              (For a fund share outstanding throughout the period)
            For the period August 1, 1997 (inception of operations)
                             through August 31, 1997
                                   (UNAUDITED)
            -------------------------------------------------------

Net asset value, beginning of period ......................   $ 10.00

Income (loss) from investment operations
Net investment income .....................................         0
Net realized and unrealized gain (loss) on
 investments ..............................................     (0.04)
                                                                -----
Total from investment operations ..........................     (0.04)
                                                                -----

Less distributions
Dividends from net investment income ......................         0
Distribution from realized gains from security
 transactions .............................................         0
                                                                -----
Total distributions .......................................         0
                                                                -----

Net asset value, end of period ............................      9.96
                                                                -----

Total return** ............................................   (4.62%)*

Ratios/supplemental data
Net assets end of period (in 00Os) ........................    3,379
Ratio of expenses to average net assets ...................    2.50%)*
Ratio of net investment income (loss)
 to average net assets ....................................    0.68%)*
Portfolio turnover rate ...................................     0.00%
Average commission rate paid ..............................    0.3605

*       Annualized
**      Based on net asset value per share



                       SEE NOTES TO FINANCIAL STATEMENTS


                           THE BANC STOCK GROUP FUND
                         NOTES TO FINANCIAL STATEMENTS
                                August 31, 1997
                                  (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION
     The Banc Stock Group Fund (the "Fund") is a series of the BSG Funds, an Ohio business trust (the "Trust"), organized on January 14, 1997. The Fund is an open-end, diversified management investment company under the Investment Company Act of 1940, authorized to issue an unlimited number of shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of community banks, lending institutions and financial services companies. The Fund is the only current series of the BSG Funds.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

     Security Valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price on such exchanges, or at the last bid price in the over-the-counter market except when, in the Adviser's opinion, the last bid price does not accurately reflect

                           THE BANC STOCK GROUP FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                August 31, 1997
                                  (UNAUDITED)
--------------------------------------------------------------------------------

the current Securities for which market quotations are not readily available, or when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, are valued as determined in good faith by the Adviser, subject to review by the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the Adviser believes such prices accurately reflect the fair market value of the security.

     Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain. Therefore, no federal income tax provision is required.

     DIVIDENDS AND DISTRIBUTIONS - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses.

     SECURITY TRANSACTIONS - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis. Discount and premium on securities purchased are amortized over the life of the respective securities.

NOTE 3. PURCHASES AND SALES OF SECURITIES
     Purchases and sales of investment securities, during the period August 1, 1997 (commencement of operations) through August 31, 1997, aggregated $3,114,051 and $0 respectively.

Note 4. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

     The Trust has an agreement with Heartland Advisory Group, Inc. (the "Adviser"), with whom certain officers and trustees of the Trust are affiliated, to serve as investment adviser to the Fund. Under the terms of the agreement, a monthly fee is paid to the Adviser at an annual rate of 2.50% of the average daily net assets of the Fund. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. After the initial two years, this advisory agreement is subject to an annual approval by the Trustees of the Trust.

     For the period August 1, 1997 (commencement of operations) through August 31, 1997, the Adviser earned fees of $4,808.

     The Trust has agreements with American Data Services, Inc. (the "Administrator") to provide transfer agent, administrative and fund accounting services to the Fund. The services to be provided under the agreements include day-to-day administration of the Fund (other than rendering investment advice), maintenance of its records, preparation of reports, supervision of the Fund's arrangement with its custodian and assistance in the preparation of the Fund's registration statement under federal and state laws. For its services, the Administrator receives a monthly fee from the Adviser

                           THE BANC STOCK GROUP FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                August 31, 1997
                                  (UNAUDITED)


equal to an average annual rate of 0.25%. For the period August 1, 1997 (commencement of operations) through August 31, 1997, the Administrator earned fees of $481.

     The Trust has an agreement with Banc Stock Financial Services, Inc. (the "Distributor"), with whom certain officers and trustees of the Trust are affiliated, to act as the principal underwriter of the Fund's shares. The Distributor also receives brokerage commissions from the Fund for executing portfolio purchase and sale transactions. Both the Adviser and the Distributor are wholly owned by The Banc Stock Group, Inc. For the period August 1, 1997 (commencement of operations) through August 31, 1997 the Distributor earned underwriter fees and brokerage commissions in the amount of $0, and $53,324, respectively.

Note 5. CAPITAL STOCK

     At August 31, 1997 there were an unlimited number of shares of no-par value capital stock authorized. Transactions in capital stock during the period August 1, 1997 (commencement of operations) (1) through August 31, 1997 were as follows:
                                   Shares     Amount
                                   ------     ------
Shares Sold......................  329,427  $3,275,801
Shares issued for reinvestment
 dividends and distribution
 from realized gains.............    -0-       -0-
Shares redeemed..................    -0-       -0-
                                   -------   ---------

Net increase.....................  329,427  $3,275,801
                                   =======  ==========

(1) The only transaction prior to August 1, 1997 occurred on April 22, 1997 when the Adviser purchased 10,000 shares of the Fund at $10.00 per share to establish the Trust.

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                                 THE BANC STOCK
                                   GROUP FUND
                               1105 Schrock Road
                                   Suite 437
                              Columbus, Ohio 43229